Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of September 23, 2020, by and among Save Foods, Inc., a Delaware corporation (the “Company”) and Medigus Ltd., a company organized under the laws of the state of Israel (the “Investor”).

WHEREAS, the Company desires to issue and sell to the Investor, and the Investor desire to purchase from the Company, upon the terms and conditions stated in this Agreement, for an aggregate purchase price of up to US$100,000 (the “Purchase Price”), in consideration for 91,743 units at a price of $1.09, each consists of (i) one share of common stock, par value $0.0001 of the Company (the “Common Stock” and “Purchased Shares”, respectively); and (ii) one warrant to purchase one share of Common Stock with an exercise price of $1.20, in the form attached hereto as Exhibit A (collectively the “Warrant”, and together with the Purchased Shares, the “Initial Purchased Securities”), all under and subject to the terms and conditions set forth in the Warrant; and

WHEREAS, the Investor and the Company agree that the Investor shall invest up to additional US$25,000 in excess of the Purchase Price (the “POC Investment Amount”), which will be conditioned upon the mutual agreement of the Company and the Investor to jointly perform a proof of concept procedure to test the effectiveness of the Company’s sanitizers and its residual effects against different pathogens including a COVID-19 virus’ surrogate, based on agreed terms of study, its scope and cost (the “POC Condition”), with such POC Investment Amount to be allocated specifically to such purpose, in consideration for up to 22,935 units at a price of $1.09, each consisting of (i) one share of Common Stock (the “Additional Purchased Shares”); and (ii) one Warrant, all under and subject to the terms and conditions set forth in the Warrant (together with the Additional Purchased Shares, the “Additional Purchased Securities”) (the Initial Purchased Securities together with the Additional Purchased Securities, the “Purchased Securities”).

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. PURCHASE AND SALE OF SECURITIES.

1.1 Sale and Issuance of Securities. Subject to the satisfaction of certain closing conditions set forth in Sections 4 and 5 hereof at the Closing (as defined below), the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company the Initial Purchased Securities and subject to the satisfaction of the POC Condition, the Investor shall purchase from the Company the Additional Purchased Securities.

The capitalization table of the Company, reflecting the issued and outstanding share capital of the Company on a Fully Diluted Basis, immediately prior to Closing and immediately following the Closing, assuming the investment of the Purchase Price) and reflecting the issuance of the Purchased Securities is attached hereto as Exhibit B (the “Capitalization Table”).

1.2 Closing. The consummation of the transactions contemplated hereby, including the purchase and sale of the Purchased Securities (the “Closing”) shall take place remotely via the exchange of documents and signatures, on September 23, 2020, or at such other time and place as the Company and the Investor mutually agree upon (such designated time and place, the “Closing Date”). The Closing shall be subject to the conditions of Section 4 and 5 below, which conditions shall be deemed to take place simultaneously and no transaction described in such sections shall be deemed to have been completed or any document delivered until all such transactions have been completed and all such required documents delivered.

1.3 Closing Deliverables.

At the Closing, the Company shall deliver to the Investor:

(i) True and correct copies of written resolutions, or minutes of a meeting, of the board of directors of the Company, approving and adopting in all respects the execution, delivery and performance by the Company of this Agreement and the transactions contemplated hereby, including, among others, (i) authorizing the issuance and sale of the Purchased Securities against payment of the Purchase Price therefor and the grant of the Warrant and the issuance of the stock underlying such Warrant, as applicable, upon the exercise of such Warrant; (ii) reserving a sufficient number of shares of Common Stock to be issued upon the exercise of the Warrant issuable under this Agreement;

(ii) Book-entry confirmation representing respective Purchased Shares issued to the Investor at the Closing in the name of the Investor.

(iii) The Warrant, duly executed by the Company issued to the Investor at the Closing in the name of such Investor, all under and subject to the terms and conditions set forth in the Warrant, in the form attached hereto as Exhibit A; and

(iv) A certificate duly executed by an executive officer of the Company as of the Closing stating that the conditions specified in Section 4 have been satisfied, in the form attached hereto as Schedule 1.3(iii).

1.4 Purchase Price. Upon the Closing, the Investor shall transfer to the Company the Purchase Price by wire transfer of immediately available funds according to the wire instructions attached hereto as Schedule 1.4.

1.5 Additional Closing. Within three (3) days following the satisfaction of the POC Condition, the Company shall sell and issue, on the same terms and conditions as those contained in this Agreement, at an additional closing (the “Additional Closing”) the Additional Purchased Securities. Upon the Additional Closing, this Agreement shall automatically be deemed to be updated to reflect the POC Investment Amount and the number of Additional Units purchased by the Investor at the Additional Closing. Thereafter, for all purposes under this Agreement, the “Additional Purchased Securities” shall be deemed to be “Purchased Securities” and the POC Investment Amount for the Additional Purchased Securities shall be deemed to be part of the “Purchase Price”. At the Additional Closing, following the Company’s receipt of the Investor’s wire transfer of the POC Investment Amount, the Company shall deliver to Investor a book-entry confirmation representing respective Additional Purchased Shares issued to the Investor at the Additional Closing in the name of the Investor.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to the Investor that, the following representations are true, correct and complete as of the date hereof and as of the Closing (as if made on the Closing Date); except, in each case, as to such representations and warranties that address matters as of a particular date, which are true, correct and complete only as of such date.

In this Agreement, “Material Adverse Effect” means a material and adverse effect on the assets, properties, conditions (financial or otherwise), operating results or business of the Company.

2.1 Subsidiary. The Company wholly-owns Save Foods Ltd., an Israeli company (the “Subsidiary”), and as of the date of the Agreement, the Subsidiary is the only subsidiary of the Company. The Company owns directly all of the capital stock or other equity interests of the Subsidiary free and clear of any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, and all of the issued and outstanding share capital of the Subsidiary is validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

2.2 Organization. With the exception of the Subsidiary’s current “breaching status” with the Israeli Registrar of Companies, the Company and the Subsidiary are each an entity duly incorporated or otherwise organized, validly existing and in good standing (if applicable in such jurisdiction) under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor the Subsidiary is in violation nor default of any of the provisions of its respective certificate of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a Material Adverse Effect on the legality, validity or enforceability of any Transaction Document, (ii) a Material Adverse Effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiary, taken as a whole, or (iii) a Material Adverse Effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

2.3 Capitalization.

(a) The authorized share capital of the Company will be on or immediately following to the Closing, as set forth in the Company’s Certificate of Incorporation (the “COI”), and such number of Common Stock as set forth in the Capitalization Table are or shall be (immediately following the Closing) issued and outstanding, which shall reflect as of the date hereof, he number of shares of Common Stock issued to Investor pursuant to the Agreement.

(b) The issued and outstanding shares of the Company were duly and validly authorized and issued, fully paid and non-assessable, and offered and issued in compliance with the provisions of the COI as in effect at the time of each such issuance and in compliance with all applicable corporate and securities laws.

(c) Immediately prior to the Closing, no shares, options, warrants, rights (including conversion, preemptive rights, rights of first refusal or similar rights) or agreements for the purchase from the Company of any of its stock capital, or any securities convertible into or exchangeable for stock of the Company shall be outstanding.

(d) Immediately prior to the Closing, no option, security or other equity award convertible or exercisable into stock of the Company shall contain a provision for acceleration of vesting (or lapse of a repurchase right) or other changes in the vesting provisions or other terms of such option.

(e) The Company has not declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its stock capital.

2.4 Authorization. All corporate action on the part of the Company, its directors and shareholders, necessary for the authorization, execution and delivery of this Agreement and the other agreements, instruments or documents entered into in connection with this Agreement and to which the Company is a party (collectively, the “Transaction Documents”) and for the performance of all obligations of the Company under the Transaction Documents in accordance with their terms has been taken or will be taken prior to the Closing and the Additional Closing, as applicable. The Transaction Documents, when executed and delivered by the Company, and assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.5 Valid Issuance. The Purchased Securities being or that may be issued to the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, shall be duly and validly issued, fully paid, and non-assessable, issued in compliance with all applicable state securities laws, and free and clear of liens, pledges, charges, encumbrances or other restrictions on transfer of any kind (including, without limitation, preemptive rights), other than restrictions on transfer under this Agreement, the COI, the Company’s currently effective Bylaws (the “Bylaws”) and under applicable securities laws and other than liens or encumbrances created by or imposed on the Investor as to itself. The rights, privileges and preferences of the Purchased Securities are as stated in the COI and Bylaws, as may be amended from time to time in accordance with its terms.

2.6 No Conflict; Consents. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Purchased Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the COI or Bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

2.7 SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) since the Company’s registration statement on Form 10 was determined effective (collectively, the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports (the “Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with Generally Accepted Accounting Principles in the U.S. (“US GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by US GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

2.8 Material Changes. Since June 30, 2020, there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect.

2.9 Continued Quotation. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such quotation and maintenance requirements of the “Pink Sheets” published and maintained by OTC Markets Group, Inc., and shall make commercial best efforts to maintain such compliance.

2.10 Financial Statements; No Undisclosed Liabilities.

(a) Except as set forth in the Financial Statements, the Company has no liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business, subsequent to June 30, 2020, which, individually and in the aggregate, do not exceed US$100,000; (ii) obligations under contracts and commitments incurred in the ordinary course of business including debt of the Subsidiary to the Company in the principal amount of US$100,000; (iii) liabilities and obligations of a type or nature not required under GAAP to be reflected in the Financial Statements, which, individually and in the aggregate do not exceed US$100,000;

(b) The Company is not a guarantor or indemnitor of any debt or obligation of another, nor has the Company given any loan, security or otherwise agreed to become liable for any obligation of any person. No person has given any guarantee of, or security for, any obligation of the Company. The Company did not extend any loans or advances to any person, other than advances for expenses to its employees in the ordinary course of business.

2.11 Assets and Properties. Both the Company and the Subsidiary have good and marketable title to all of the tangible or personal properties and assets owned by the Company and the Subsidiary, which are material to the business of the Company or the Subsidiary as currently conducted, and such properties and assets are free and clear of all mortgages, deeds of trust, liens, pledges, charges, security interests, conditional sale agreement, loans and encumbrances, except for statutory liens for the payment of current taxes that are not yet delinquent and encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s or the Subsidiary’s ownership or use of such property or assets. With respect to the tangible property and assets it leases, the Company and the Subsidiary are in compliance in all material respects with such leases and, to its knowledge, holds a valid leasehold or license interest free of any liens, pledges, charges, security interest, claims or encumbrances, other than those of the lessors of such property or assets. The Company and the Subsidiary do not own any real property.

2.12 Intellectual Property. The Company and the Subsidiary have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor the Subsidiary have received a notice (written or otherwise) that any of, the material Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor the Subsidiary have received, since January 1, 2019, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe (and will not infringe) upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and the Subsidiary have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has no knowledge of any facts that would preclude it or the Subsidiary from having valid license rights or clear title to the Intellectual Property Rights. The Company has no knowledge that either it or the Subsidiary lacks or will be unable to obtain any rights or licenses to use all Intellectual Property Rights that are necessary to conduct its business. For purposes of this Section, “knowledge”, including the phrase “to the Company’s knowledge” (or similar phrases), when used in this Section 2.11 (Intellectual Property) shall mean the actual knowledge of the Company, without conducting any patent search, freedom to operate, infringement, or any similar search.

2.13 Labor Matters.

(a) The Company and the Subsidiary have complied, in all material respects, with all applicable employment laws, policies, procedures and agreements relating to employment, and terms and conditions of employment. The Company and the Subsidiary have paid in full to all of its respective employees and consultants all wages, salaries, commissions, bonuses, benefits and other compensation due and payable to such employees or consultants on or prior to the date of this Agreement. The Company and the Subsidiary have complied in all material respects with the applicable laws relating to the proper withholding and remittance to the proper tax and other authorities of all sums required to be withheld from employees or persons deemed to be employees under applicable laws. To the Company’s knowledge, all persons classified by the Company or the Subsidiary as consultants or contractors thereof are correctly classified as such and not as employees for any purpose. The Company’s and the Subsidiary’s liability for any obligations to pay any amount of severance payment, pension, accrued vacation, and other social benefits and contributions, under applicable law or contract, or any other payment of substantially the same nature, is fully funded by deposit of funds in severance funds, pension funds, managers insurance policies or provident funds (and if not required to be so funded) adequate provisions have been made in the Company’s Financial Statements.

(b) Neither the Company nor the Subsidiary is a party to, bound by or subject to, and no employee of the Company or the Subsidiary benefits from, any collective bargaining agreement, collective labor agreement, extension orders (tzavei harchava) (other than extension orders that apply to all employees in Israel generally), or other contract or arrangement with a labor union, trade union or other organization or body, to provide benefits or working conditions beyond the minimum benefits and working conditions required by applicable law. No labor union has requested or has sought to represent any of the employees, representatives or agents of the Company or the Subsidiary, nor is the Company or the Subsidiary aware of any labor organization activity involving its employees. There is no strike or other labor dispute involving the Company or the Subsidiary pending or, to the Company’s knowledge, threatened.

2.14 Taxes. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and the Subsidiary each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as disclosed in SEC Reports, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and neither the officers of the Company nor the Subsidiary know of no basis for any such claim.

2.15 Governmental Grants. Neither the Company nor the Subsidiary have applied, obtained or received any grant, loan, incentives, benefits (including tax benefits), subsidies or other assistance from any governmental or regulatory authority or any agency, or any international or bilateral fund, institute or organization or public entities or authorities.

2.16 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or, to the Company’s knowledge, investigation pending, or, to the Company’s knowledge, currently threatened in writing against the Company or the Subsidiary, any of its properties, or any officer, director or employee of the Company or the Subsidiary, including, without limitation, arising out of their employment or board relationship with the Company or the Subsidiary or in their capacity as such, or that questions the validity of the Transaction Documents or the right of the Company to enter into them, or to consummate the transactions contemplated by the Transaction Documents.

2.17 Insurance. The Company and the Subsidiary are covered by insurance with respect to its properties and business.

2.18 Compliance. Neither the Company nor the Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or the Subsidiary under), nor has the Company or the Subsidiary received written notice of a claim that it is in default under, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any law, rule or regulation of any governmental authority, except in each case as would not have a Material Adverse Effect.

2.19 Permits. The Company and the Subsidiary possess all licenses, certificates, permits and other authorizations issued by all applicable authorities necessary to conduct their respective businesses, and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

2.20 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or the Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

2.21 Disclosure. No representation or warranty of the Company contained in this Agreement, and no certificate furnished or to be furnished to Investor at the Closing or the Deferred Closing contains any untrue statement of a material fact or, to the Company’s knowledge, omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

The Investor hereby represents and warrants, with respect to itself only, that the following representations are true, correct and complete as of the date hereof and as of the Closing (as if made on the Closing Date); except, in each case, as to such representations and warranties that address matters as of a particular date, which are given only as of such date:

3.1 Authorization; Organization. The Investor is duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction in which it has been incorporated and has full power and authority to enter into the Transaction Documents. The Transaction Documents to which the Investor is a party, when executed and delivered by the Investor, and assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute valid and binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained herein, as may be limited by applicable securities laws.

3.2 No Conflict; Consents. The execution, delivery and performance by the Investor of the Transaction Documents to which it is a party and the consummation of the transactions contemplated by such Transaction Documents do not and will not (a) result in any conflict with, or a breach or violation, with or without the passage of time and giving of notice, of any of the terms, conditions or provisions of, or give rise to rights to others (including rights of termination, cancellation or acceleration) under: (i) the governing documents of the Investor; (ii) any judgment, injunction, order, writ, decree or ruling of any court or governmental authority, domestic or foreign, to which the Investor is subject; (iii) any material contract or agreement, lease, license or commitment to which the Investor is a party or by which it is bound; (iv) any applicable law; or (b) require the consent, approval or authorization of, registration, qualification or filing with, or notice to any person or any federal, state, local or foreign governmental authority or regulatory authority or agency, on the part of the Investor, which has not heretofore been obtained or made or will be obtained or made prior to Closing or the Deferred Closing, as applicable.

3.3 Purchase Entirely for Own Account. The Purchased Securities will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor does not presently have any contract, undertaking, agreement or arrangement to sell, transfer or grant participation rights to any person with respect to any of the Purchased Securities. The Investor has not been formed for the specific purpose of acquiring the Purchased Securities.

3.4 Disclosure of Information. The Investor has had an opportunity to discuss the Company’s business, operations, properties, prospects, technology, plans, management, financial affairs and the terms and conditions of the offering of the Purchased Securities with the Company’s management and has had an opportunity to review the Company’s facilities. The foregoing, however, does not limit, modify or qualify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon. The Investor acknowledges that any projections provided (if any) by the Company are uncertain in nature, and that some or all of the assumptions underlying such projections may not materialize or will vary significantly from actual results.

3.5 Investment Experience; Accredited Investor; Non-U.S. Person. The Investor acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating and understanding the merits and risks of the investment in the Purchased Securities. The Investor is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a Non U.S. Person as defined under Regulation S promulgated under the Securities Act. To the extent that the Investor is a non U.S. Person, such Investor (x) is not acquiring Purchased Securities for the account or benefit of any U.S. Person, (y) is not, at the time of execution of this Agreement, and will not be, at the time of the Closing or Additional Closing, in the United States and (z) is not a “distributor” (as defined in Regulation S promulgated under the Securities Act).

3.6 Restricted Securities. The Purchased Securities have not been and will not be registered under the Securities Act or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Investor is aware that, except as set forth herein, the Company is under no obligation to effect any such registration or to file for or comply with any exemption from registration. The sale and issuance of the Purchased Securities have not been registered under the Securities Act by reason of a specific exemption from registration which depends upon, among other things, the accuracy of the Investor’s representations as expressed herein.

3.7 Legends. The Purchased Securities, and (if applicable) any securities issued in respect of or exchange for the foregoing may be notated with the following or a similar legend as well as other legends as may be required by applicable securities laws: “THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO TRANSFER OF SUCH SHARES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

4. CONDITIONS OF INVESTOR’S OBLIGATIONS AT CLOSING.

The obligations of the Investor to purchase the Purchased Securities at the Closing are subject to the fulfillment on or before the Closing of each of the following conditions, unless otherwise waived in writing by the Investor:

4.1 Representations and Warranties. The representations and warranties of the Company in Section 2 of this Agreement shall have been true in all respects on and as if made as of the Closing.

4.2 Performance. The Company shall have performed and complied, in all respects, with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Delivery of Documents. All of the documents to be delivered by the Company pursuant to Section 1.3, shall have been in a form as attached to this Agreement, or, if not attached, in a form and substance satisfactory to the Investor and shall have been delivered to the Investor.

4.4 Additional Investment. The Company consummated additional equity investment(s) for the Company’s Common Stock, in the aggregate amount of no less than US$200,000, not counting the Purchase Price.

5. CONDITIONS OF THE COMPANY’S OBLIGATIONS AT CLOSING.

The obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before the Closing, of each of the following conditions, unless otherwise waived in writing by the Company:

5.1 Representations and Warranties. The representations and warranties contained in Section 3 shall have been true in all respects on and as if made as of the Closing.

5.2 Performance. The Investor shall have performed and complied, in all respects, with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

6. AFFIRMATIVE COVENANTS BY THE COMPANY.

6.1 Use of Proceeds. The Company will use the Purchase Price for general working capital purposes. Notwithstanding the foregoing, the POC Investment Amount shall be allocated specifically to conducting a proof of concept procedure to test the effectiveness of the Company’s sanitizers and its residual effects against different pathogens including a COVID-19 virus’ surrogate.

6.2 Conduct of the Business between Signing and Closing. Except as otherwise expressly provided by this Agreement or with the prior written consent of each of the Investor individually (which consent shall not be unreasonably withheld or delayed), the Company shall (i) conduct its business in the ordinary course of business, consistent with prior practice; (ii) comply with legal requirements applicable to the operation of its business and pay applicable taxes as due; (iii) maintain its books, accounts and records in the ordinary course of business; and (iv) not take any other action that would result in a breach of any of the representations, warranties or covenants made by the Company in this Agreement or that would adversely affect its ability to consummate the transactions contemplated by this Agreement.

7. INDEMNIFICATION.

7.1 Effectiveness; Survival.

(a) The Investor has the right to fully rely upon all representations, warranties and covenants of the Company, for which the Company shall be held responsible (the “Indemnitor”) contained in or made pursuant to this Agreement and in the schedules attached hereto. Unless otherwise set forth in this Agreement, the representations and warranties of the Company contained in or made pursuant to this Agreement shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Investor.

(b) The representations and warranties of the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing, until (1) in case of Section 2.11 (Intellectual Property), until the 30th months anniversary of the Closing Date; (2) in case of Sections 2.2 (Organization), 2.4 (Authorization) and 2.6 (No Conflict; Consents), until the expiration of the applicable statute of limitation period; and (3) other than as set forth in clause (1) above, the 24th months anniversary of the Closing Date; in each case, with respect to any theretofore un-asserted claims as set forth in clause (d) below;

(c) In respect to Section 7.1(b) above, no limitation shall apply to breach of any representation or warranty which constitutes fraud or willful misrepresentation by the Company (“Fraud”). The applicable survival period shall be referred to, as applicable, as the “Claims Period”.

(d) Except for Fraud, the Company shall have any liability with respect to any breach of representation and warranty, unless a claim is made hereunder prior to the expiration of the Claims Period for such representation and warranty, in which case such representation and warranty shall survive as to that claim until the claim has been finally resolved.

(e) It is the intention of the parties hereto that the Claims Periods supersede any statute of limitations applicable to the representations and warranties, and this Section 7.1 constitutes a separate written legally binding agreement among the parties hereto in accordance with the provisions of Section 19 of the Israeli Limitation Law, 1958.

7.2 Indemnification.

(a) Indemnifiable Losses. The Indemnitor shall indemnify the Investor (including its shareholders, limited and general partners directors and officers) (each, an “Indemnitee”) against, and hold each Indemnitee harmless from all claims, actions, suits, settlements, damages, expenses (including, reasonable legal costs and expenses), losses, or costs sustained or incurred by such Indemnitees (collectively, “Losses”) resulting from, or arising out of, a breach or misrepresentations of any the Indemnitor’s representations, warranties or covenants made in this Agreement, subject to the limitations in this Section 7.

(b) Limitations. The Indemnitee’s right for indemnification hereunder is subject to the following conditions and limitations, notwithstanding anything to the contrary in this Agreement, but in to any other limitation or condition contained herein; provided, however, no limitation shall apply to Fraud:

(i) No Indemnitor shall be liable for any Loss, unless and until the aggregate of Losses equal or exceeds US$50,000, in which case indemnification shall be made from the first dollar amount.

(ii) The Indemnitor’s liability shall be limited to the Purchase Price and each Indemnitee shall be entitled to receive a pro rata share of the indemnifiable Loss, based the Purchase Price.

(c) Claims Notice; Third Party Claims. In the event that an Indemnitee wishes to assert a claim for indemnification hereunder it shall give the Indemnitor a prompt written notice thereof (a “Claims Notice”), which shall describe in reasonable detail the facts and circumstances upon which the asserted claim for indemnification is based and thereafter keep the Indemnitor informed, in all material respects, with respect thereto. In the event that such Claims Notice results from a third party claim against the Indemnitee, such Indemnitee shall promptly upon becoming aware of the commencement of proceedings by such third party provide the Indemnitor with the Claims Notice and the Indemnitor shall have the right to assume the defense thereof (at Indemnitor’s expense) with counsel mutually satisfactory to the parties; provided, however, that the Indemnitees shall have the right to retain their own counsel, at the reasonable expense of the Indemnitor, and within the indemnification limitations herein, if representation of all parties by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between the parties in such proceeding. Failure of the Indemnitees to give prompt notice or to keep it informed, as provided herein, shall not relieve the Indemnitor of any of its obligations hereunder, except to the extent that the Indemnitor is actually and materially prejudiced by such failure. The Indemnitor shall not be liable nor shall it be required to indemnify or hold harmless the Indemnitee in connection with any settlement effected without its consent in writing, which shall not be unreasonably withheld or delayed.

(d) Sole Remedy. The indemnification provided by the Indemnitor hereunder and the enforcement of such indemnification shall be the exclusive remedy available to the Indemnitees under this Agreement, other than for Fraud; provided that this provision does not limit the right to seek specific performance, a restraining order or injunctive relief with respect to any provision of this Agreement.

8. MISCELLANEOUS.

8.1 Further Assurances. Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

8.2 Entire Agreement. This Agreement (including the exhibits and schedules hereto) and the other Transaction Documents constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among any of the parties hereto, with respect to the subject matter hereof (with no concession being made as to the existence of any such prior agreements or understandings).

8.3 Amendment; Waiver. Except as explicitly set forth herein, any term of this Agreement may be amended only with the written consent of both the Company and the Investor. The observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only by the prior written consent of the party against which enforcement of such waiver shall be sought. Any amendment or waiver effected in accordance with this Section 8.3 shall be binding upon the Investor and each transferee of the Purchased Securities, each future holder of all such securities and the Company.

8.4 Assignment; Successors and Assigns. None of the rights, privileges or obligations set forth in, arising under, or created by this Agreement may be assigned or transferred by an Investor, without the prior written consent of the Company. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.5 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with to the laws of the State of Israel, disregarding its conflict of laws rules. Any dispute arising under or in relation to this Agreement shall be resolved exclusively in the competent court located in Tel Aviv-Jaffa, Israel and each of the parties hereby irrevocably submits to the exclusive jurisdiction of such court. Each of the parties hereto (i) consents to submit itself to the exclusive jurisdiction of the abovementioned courts in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (ii) agrees that it shall not attempt to deny or defeat such jurisdiction by motion or other request for leave from the abovementioned court, (iii) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the abovementioned court, and (iv) irrevocably consents to service of process in the manner provided by Section 8.6 or as otherwise provided by applicable law.

8.6 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (i) when delivered, if sent by personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail or facsimile (with electronic conformation of delivery) on a business day and during normal business hours of the recipient, and otherwise on the first business day in the place of recipient, (iii) five (5) business days after having been sent, if sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) business day after deposit with an internationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written confirmation of receipt. All communications shall be sent to the respective parties at their address or contact details as set forth below, or to such address or contact details as subsequently modified by written notice given in accordance with this Section 8.6 or, in the case of the Investor, as used for purposes of sending shareholders’ notices by the Company.

If to the Company:	Habarzel 7, Tel Aviv, Israel 6971011
	Attention:	Dan Sztybel
	Telephone:	+972-72-2116144
	E-mail:	dan@savefoods.co

with a mandatory copy to (which shall not constitute a notice):

Meitar Law Offices 16 Abba Hillel St., Ramat-Gan, Israel
	Attention:	Matthew Rudolph, Adv.
	Telephone:	+972-3-6103717
	E-mail:	matthewr@meitar.com

If to the Investor:	Omer Industrial Park, No. 7A, P.O. Box 3030, Omer 8496500, Israel
	Attention:	Liron Carmel
	Telephone:	+972 72 260-2200
	Email:	Liron.Carmel@medigus.com

with a mandatory copy to (which shall not constitute a notice):

Meitar Law Offices 16 Abba Hillel St., Ramat-Gan, Israel
	Attention:	Dr. Shachar Hadar, Adv.
	Telephone:	+972-3-6103961
	E-mail:	shacharh@meitar.com

8.7 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

8.8 Interpretation. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless the context requires otherwise, the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety, and not to any particular provision hereof, and all references herein to Sections shall be construed to refer to Sections to this Agreement. Reference to “governmental authorities” (or similar terms) shall include any: (a) nation, principality, state, commonwealth, territory, county, municipality, district or other jurisdiction of any nature, (b) federal, state, local, municipal, foreign or other government, (c) governmental, quasi-governmental or regulatory body of any nature, including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, organization, unit, or body, or (d) court, public or private arbitrator or other public tribunal. Reference to a “person” shall mean any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, estate, unincorporated organization, governmental authority or other entity, including, any party to this Agreement. Any reference to a “day” or a number of days (without explicit reference to “business days”) shall be interpreted as a reference to a calendar day or number of calendar days, and if any action is to be taken or given on or by a particular calendar day, and such calendar day is not a business day, then such action may be deferred until the first business day thereafter (where “business day” shall mean any day on which banking institutions in Tel-Aviv-Jaffa, Israel are generally open to the public for conducting business and are not required by law to close).

8.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be enforceable in accordance with its terms and interpreted so as to give effect, to the fullest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision.

8.10 Counterparts. This Agreement and any Transaction Document may be executed in one or more counterparts, all of which together shall constitute one and the same instrument, binding and enforceable against the parties so executing the same; it being understood that all parties need not sign the same counterpart. Counterparts may also be delivered by facsimile or email transmission (in pdf format or the like, or signed with docusign, e-sign or any similar form of signature by electronic means) and any counterpart so delivered shall be sufficient to bind the parties to this Agreement or any other Transaction Document, as an original.

8.11 Waiver of Conflict; Acknowledgment. Each party to this Agreement acknowledges and agrees that it was advised, prior to the date hereof, that the law firm Meitar, Law Offices, is representing the Company and the Investor in connection with this Agreement and the transactions contemplated hereby, that the Company and such Investor have previously provided their consent to the foregoing in accordance with the applicable rules and shall not have any right, claim or demand against any party, such law firm or any of its employees, partners or representatives with respect to the foregoing.

- Signature Pages Follow -

IN WITNESS WHEREOF, the parties have executed this SECURITIES PURCHASE AGREEMENT to be executed as of the date first written above.

COMPANY:

/s/ Dan Sztybel
SAVE FOODS, INC.

Name:	Dan Sztybel
Title:	Chief Executive Officer

[Company Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this SECURITIES PURCHASE AGREEMENT as of the date first written above.

INVESTOR:

/s/ Liron Carmel
MEDIGUS LTD.

Name:	Liron Carmel
Title:	Chief Executive Officer

[Investor Signature Page to Securities Purchase Agreement]